PROPERTY AND EQUIPMENT NET (Details) - USD ($)	Jun. 30, 2021	Dec. 31, 2020
Total property and equipment	$ 341,457	$ 335,420
Less: accumulated depreciation	(299,707)	(286,272)
Property and equipment, net	41,750	49,148
Transportation vehicles [Member]
Total property and equipment	235,424	232,957
Electronic equipment [Member]
Total property and equipment	96,589	94,335
Office Equipment And Furniture [Member]
Total property and equipment	$ 9,444	$ 8,128